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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 5, 2002
                                                           ------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-26534                  13-3671221
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



     4 Science Park, New Haven, CT                                  06511
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (203) 498-4210
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         In a press release dated June 5, 2002, Vion Pharmaceuticals Inc. (the "Company") announced that its 2002 Annual Meeting of Stockholders will be held June 5, 2002 at 10:00 a.m. Slides will be available on the Vion website (www.vionpharm.com) at 10:45 a.m.

         A copy of the press release is attached as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              Exhibit 99.1 Press release dated June 5, 2002 announcing the Company's 2002 Annual Meeting of Stockholders, held June 5, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.



Date: June 6, 2002                  By:   /s/ Howard B. Johnson
                                    --------------------------------------------
                                    Name: Howard B. Johnson
                                    Title: Vice President and Chief Financial
                                           Officer




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                                  EXHIBIT INDEX


         99.1 Press release dated June 5, 2002 announcing the 2002 Annual Meeting of Stockholders, held June 5, 2002.


                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................    'r'